united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Jennifer Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 10/31

Date of reporting period: 10/31/21

Item 1. Reports to Stockholders.

Main Sector Rotation ETF
(SECT)

Main Thematic Innovation ETF
(TMAT)

Annual Report
October 31, 2021

1-866-383-9778
www.mainmgtetfs.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Main Sector Rotation ETF or Main Thematic Innovation ETF. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

October 31, 2021

Dear Shareholder,

The U.S. is poised for its strongest full year of GDP growth in decades, even with Q3 2021 GDP coming in at 2%. The output gap, a measure of the difference between the actual output of the economy and its potential output, has closed down to under 2%. Consumer balance sheets remain strong, buoyed by the multiple rounds of government stimulus, and the retail sales data shows that people are spending this money. The unemployment rate has come down to under 5% and there are now more job openings than there are unemployed persons. Across the globe vaccination efforts are well underway, particularly in the developed world, which is enabling a global reopening.

Let’s look at the four legs of the stool (Price, Fed, Fiscal Stimulus, and Virus) and then at Price & Proof, which can prove more difficult to come by simultaneously than one might expect, and finally we’ll touch on Innovation.

PRICE: The S&P 500 Index is trading at a 21.4x Forward Twelve Months Price to Earnings Ratio (FTM P/E), within 20-23x band that has existed since May 2020. Q3 2021 Earnings Per Share (EPS) surprised on the upside, again, and is one of the reasons that the market is up 8.6% since Sept. 30. The other reason appears to be that the pandemic is transitioning to an endemic, as people learn to live with the virus and science has vaccines/therapeutics/awareness to combat it. The NASDAQ was up 9 days in a row at the end of October/early November, and 2 months later, the average return is +4.3%. Growth/cyclicals continues to lead this market: Energy +51%, Financials +36%, Growth +29% YTD, while Value and Small Cap have lagged so far, but as the economy opens this may change. Their valuations appear to be at discounts to large cap stocks, which have expanded this year, as have those for international stocks. November and December usually see 21% of all corporate buybacks for the year. Corporations are sitting on $7 trillion to use for buybacks/dividends/capital expenditure and Mergers and Acquisitions. Our price target is $4,817, based on 20.5x FTM P/E of the $235 S&P 500 earnings estimate for 2022, with a downside potential of $4250 based on 18x FTM P/E of the $235 S&P 500 earnings estimate. The second year of the presidential cycle usually bottoms in the summer, and all the gains have historically occurred in the last 4 months of the year.

FED: Jay Powell is still at a 76% chance of getting re-nominated for Chairman of the Federal Reserve (the Fed) when his term expires in Feb. 2022, according to betting site PredictIt. There are now 4 open seats for the Biden Administration to fill. Most expect the appointees to be very dovish, again pointing to interest rates remaining lower for longer. Current market expectations are for the Fed’s economic stimulus to end by June 2022, and for 1-2 interest rate hikes in the 2nd half of 2022, in 25 basis point increments. Going back to 1971, when the Fed starts an interest rate hike cycle, the median market move for the first 6 months is +2.25%. Eighteen months later the median gain is +24.61%. Markets historically digest the start/end of rate hike cycles, and tend to rally during the in-between period. The Fed is facing “artificial” demand (causing price/wage inflation) from the combination of monetary (Fed QE) and fiscal ($3.5 trillion in 2020 and $3.5 trillion in 2021 direct transfers) stimulus which has driven US consumer goods nominal demand higher by +20% since January 2020 versus a +5% increase in the real global production of goods.

FISCAL STIMULUS: The fiscal direct transfers had spiked savings rates into double digit level last year and through the 1st half of 2021. Since these transfers have stopped, consumers have paid down debt and savings appear to have plateaued at a 7.5% rate, which is around the pre-pandemic level. Coupled with the pandemic evolving to endemic, 11 million job openings (per Indeed.com) versus 7.5 million job seekers, we expect to see continued job growth and the unemployment rate which is currently 4.6% (lowest quartile back to 1948) drop further. Since 1999 US household ownership of equities has gone from $9 trillion to $28.6 trillion, which is a 5.4% CAGR (stocks total return CAGR is 8.5% over that time). With the physical infrastructure bill completed, the human infrastructure bill appears to face obstacles: independent scoring says its cost over 10 years is closer to $4 trillion ($1.75 trillion bill proposal) and tax receipts are only $1.4 trillion. With price inflation of over 6% today, this may be a giant tailwind for further inflation. Also, inflation tends to manifest itself as a very regressive tax. Total energy spending when broken up into deciles: the bottom 10% spend 30% of their after-tax income on energy versus only 2.6% for the top decile, and the situation is similar with food price inflation and rental price inflation.

VIRUS: Africa has had a muted Covid experience, in part to the demographics: the median age in sub-Saharan Africa is 18 versus the rest of the world at 32 years to 42.5 years. Europe is experiencing a 4th wave of infections with cases currently running at 270k per day versus 308k per day a year ago, the latter of which is a 52-week high. Russia/UK/Germany/Ukraine/Poland are half of all the daily cases. Global deaths are down 50% from previous peaks as vaccines & therapeutics are in wider circulation. Looking at Our World in Data, which doesn’t account for natural immunity and single dose status: 40% of the world is fully vaccinated, 75% in Japan, 67%in the UK, 60% in the U.S., 58% in Brazil, and 48% in Mexico. In the U.S., persons 0-12 years old are 15% of the US population and we have just started vaccinations for those 5-11 years old.

PRICE/PROOF: China industrial production is +20% versus pre-pandemic and 12% above the trend line, or 8% above where it would have been naturally, which may be part of the reason for coal shortages (60% of electrical output is coal generated) as well as its disagreement with Australia from where they have stopped importing coal. The China real estate market has hit a wall as it contends with $5 trillion of debt which is the entire size of Japan’s economy. China real estate had been adding 1.5% per year to GDP, but will now likely be at least a 1% headwind with 2022 GDP at 4.8% versus the 6% policy goal. China junk bond yields are 25% today versus 30% in 2008 (their bond market was $3 billion back in 2008 versus $113 billion today). Chairman Xi was designated a “historical” figure within the Communist Party, joining Mao & Deng. That means 30% of their leaders since the party started have received that designation. For some perspective, the U.S. has had 44 Presidents since 1789, so this would be like picking 13 of those as “historical” figures.

INNOVATION: Data points on re-opening: Hilton’s CEO said weekend business is the best in their 102-year history and thinks “mobile” business environment going forward will be a tailwind for his business. United Airlines’s CEO says productivity enhancements will allow business to grow 10% without any fixed cost increase, and he too thinks business travel will come back as humans do better when meeting face-to-face. In the Digital Asset space, November saw the 13th anniversary of the Bitcoin White Paper (11/01/2008). Since then, Bitcoin is now at $1.5 trillion market cap and 1.7 billion transactions. 18.86 million Bitcoin have been mined which is 89.8% of total supply. Decentralized Finance (DeFi) growth, even adjusting for Ethereum price appreciation (growth is quoted in US$) and the Etherium market share decline of transactions on their platform from 100% to 70% means DeFi growth has been 50% YTD in volume terms, which is 1.2 years for doubling. Non-Fungible Tokens - the artist Beeple (who sold a piece of digital art for $69 million) sold his 1st physical 7’ high LED column with astronaut in a dystopian landscape for $28.9 million. For a living artist to sell about $100 million of his art is extraordinary.

SECT’s performance was +44.72% for the trailing 1 year ended October 31, 2021. The S&P 500 returned +42.91% and the Morningstar US Large Blend Category returned +40.38% for the same period. For some additional perspective, during the trailing 1 year ended October 31, 2021, the MSCI USA Value Index was up +42.72% while the MSCI USA Growth Index was up +43.85%. The strongest positive contributions to the Fund’s performance came from its positions in Energy (VDE), Financials (XLF), and Homebuilders (XHB, ITB), while its positions in Biotechnology (XBI, IBB), and broad Healthcare (VHT) have dragged on performance. As we head into the next year, the Fund remains positioned with a barbell approach between value & cyclicals on one side and growth at a reasonable price on the other in order to take advantage of the ongoing economic recovery.

TMAT’S performance was -5.20% from inception on January 28, 2021 through October 31, 2021. Over the same period, the MSCI All Country World Index returned +15.26% and the Morningstar US Fund Mid-Cap Growth Category returned +14.91%. For some perspective, The ARK Innovation ETF (ARKK), which is a well-known thematic fund, is down -13.68% over that time period as well. The thematic space has seen a pause in the strong performance it saw in 2020 and we have taken the opportunity to re-evaluate the themes in the portfolio. The biggest change we undertook in the portfolio was selling the broad-based SPDR S&P Kensho New Economies Composite ETF (KOMP). The strongest positive contributions to the Fund’s performance have came from its positions in Ethereum (ETHE), Pet Care (PAWZ), and Robotics & AI (BOTZ), while its positions in Genomics (ARKG) and Online Retail (ONLN) weighed on performance. As we head into the next year, the Fund remains positioned with a variety of themes that we feel have strong growth prospects at a reasonable price, large total addressable markets, and prospects for significant further market penetration.

We at Main Management ETF Advisors, LLC, would like to thank you for being an investor and look forward to working with you in the coming year.

Glossary of Terms:

S&P 500 - The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 11.2 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 4.6 trillion of this total. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Source: SPGlobal.com

Morningstar US Large Blend Category - Large-blend portfolios are fairly representative of the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index.

Source: Morningstar Report: Mutual Fund Data Definitions

Morningstar US Mid-Cap Growth Category - Mid-growth funds invest in stocks medium-sized companies that are projected to grow faster than other mid-cap stocks. The market capitalization range for U.S. mid-caps typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Source: Morningstar.com

MSCI USA Growth Index - The MSCI USA Growth Index captures large and mid cap securities exhibiting overall growth style characteristics in the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

Source: MSCI.com

MSCI USA Value Index - The MSCI USA Value Index captures large and mid-cap US securities exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Source: MSCI.com

MSCI ACWI Index - The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. As of November 2020, it covers more than 3,000 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market cap sizes, sectors, style segments and combinations.

Source: MSCI.com

6765-NLD-11302021

MAIN SECTOR ROTATION ETF
PORTFOLIO REVIEW (Unaudited)
October 31, 2021

Average Total Return through October 31, 2021*, as compared to its benchmark:

	Five Month	One Year	Since Inception (1)
Main Sector Rotation ETF - NAV	7.25%	44.72%	15.57%
Main Sector Rotation ETF - Market Price	7.07%	44.72%	15.55%
S&P 500 Total Return Index (2)	10.14%	42.91%	18.46%

Comparison of the Change in Value of a $10,000 Investment

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mainmgtetfs.com or by calling 1-866-383-9778. The Fund’s per share net asset value or NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. Beginning November 2, 2020, market price returns are calculated using the closing price and account for distributions from the Fund. Prior to November 2, 2020, market price returns were calculated using the midpoint price and accounted for distributions from the Fund. The midpoint is the average of the bid-ask prices at 4:00 PM ET (when NAV is normally determined for most funds). Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2031, to insure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.65% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser. The Fund’s total annual operating expenses are 0.78% including aquired fund fees and expenses per the September 28, 2021 Prospectus.

(1)	As of the close of business on the day of commencement of operations on September 5, 2017.

(2)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of October 31, 2021

Holdings By Asset Type	% of Net Assets
Exchange-Traded Funds	97.9%
Collateral For Securities Loaned	22.2%
Liabilities In Excess of Other Assets	(20.1)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

MAIN THEMATIC INNOVATION ETF
PORTFOLIO REVIEW (Unaudited)
October 31, 2021

Average Total Return through October 31, 2021*, as compared to its benchmark:

	Five Month	Since Inception (1)
Main Thematic Innovation ETF - NAV	2.82%	(5.20)%
Main Thematic Innovation ETF - Market Price	2.74%	(5.32)%
MSCI AC World Index (2)	5.37%	15.26%

Comparison of the Change in Value of a $10,000 Investment

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mainmgtetfs.com or by calling 1-866-383-9778. The Fund’s per share net asset value or NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. Market price returns are calculated using the closing price and account for distributions from the Fund. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2031, to insure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.99% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser. The Fund’s total annual operating expenses are 1.49% including aquired fund fees and expenses per the September 28, 2021 Prospectus.

(1)	As of the close of business on the day of commencement of operations on January 28, 2021.

(2)	The MSCI AC World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of October 31, 2021

Holdings By Asset Type	% of Net Assets
Exchange-Traded Funds	97.6%
Collateral For Securities Loaned	23.2%
Closed End Fund	1.9%
Liabilities In Excess of Other Assets	(22.7)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

MAIN SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.9%
	EQUITY - 97.9%
302,080	Consumer Discretionary Select Sector SPDR Fund(a)	$60,763,392
3,186,000	Financial Select Sector SPDR Fund(b)	128,268,360
826,000	Health Care Select Sector SPDR Fund	110,535,320
264,320	Invesco QQQ Trust Series 1	102,056,595
443,680	Invesco S&P SmallCap Information Technology ETF(a)	63,619,275
169,920	iShares Biotechnology ETF(a)	27,119,232
712,720	iShares MSCI USA Value Factor ETF(a),(b)	73,552,704
273,760	iShares Russell 2000 ETF(a)	62,430,968
632,480	iShares U.S. Home Construction ETF(a)	45,506,936
840,160	Schwab U.S. Large-Cap Value ETF (a),(b)	59,693,368
169,920	SPDR S&P Biotech ETF(a)	21,207,715
613,600	SPDR S&P Homebuilders ETF(a)	47,603,088
594,720	Technology Select Sector SPDR Fund(b)	96,065,122
136,880	VanEck Semiconductor ETF(a)	37,455,843
774,080	Vanguard Energy ETF	62,870,778
		998,748,696

	TOTAL EXCHANGE-TRADED FUNDS (Cost $693,879,144)	998,748,696

	SHORT-TERM INVESTMENT — 22.2%
	COLLATERAL FOR SECURITIES LOANED - 22.2%
226,243,051	Fidelity Money Market Government Portfolio - Institutional Class, 0.01% (Cost $226,243,051)(c),(d)	226,243,051

	TOTAL INVESTMENTS - 120.1% (Cost $920,122,195)	$1,224,991,747
	LIABILITIES IN EXCESS OF OTHER ASSETS - (20.1)%	(204,702,805)
	NET ASSETS - 100.0%	$1,020,288,942

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of October 31, 2021 was $224,576,589.

(b)	All or a portion of this security is held as collateral for options. As of October 31, 2021, the total fair value of the securities held as collateral was $124,795,350.

(c)	Security was purchased with cash received as collateral for securities on loan at October 31, 2021. Total collateral had a value of $226,243,051 at October 31, 2021.

(d)	Rate disclosed is the seven day effective yield as of October 31, 2021.

See accompanying notes to financial statements.

MAIN THEMATIC INNOVATION ETF
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	CLOSED END FUND — 1.9%
	ALTERNATIVE - 1.9%
32,130	Bitwise 10 Crypto Index Fund(a)	$1,638,630

	TOTAL CLOSED END FUNDS (Cost $1,685,098)	1,638,630

	EXCHANGE-TRADED FUNDS — 97.6%
	EQUITY - 93.3%
217,770	Amplify Seymour Cannabis ETF	3,780,901
169,575	ARK Fintech Innovation ETF(b)	9,053,609
89,250	ARK Genomic Revolution ETF(b)	6,702,675
235,620	Global X Cloud Computing ETF(a)(b)	7,455,017
219,555	Global X Robotics & Artificial Intelligence ETF	8,272,832
139,190	Invesco Solar ETF(b)	13,793,729
196,350	KraneShares SSE STAR Market 50 Index ETF(a)	4,741,853
94,605	Proshares Online Retail ETF	6,451,115
94,605	Proshares Pet Care ETF(b)	7,928,845
67,830	SPDR S&P Kensho New Economies Composite ETF(b)	4,390,636
91,035	VanEck Video Gaming and eSports ETF	6,285,056
		78,856,268
	SPECIALTY - 4.3%
85,680	Grayscale Ethereum Trust(a)	3,645,684

	TOTAL EXCHANGE-TRADED FUNDS (Cost $82,089,593)	82,501,952

	SHORT-TERM INVESTMENT — 23.2%
	COLLATERAL FOR SECURITIES LOANED - 23.2%
19,578,908	Fidelity Money Market Government Portfolio - Institutional Class, 0.01% (Cost $19,578,908)(c),(d)	19,578,908

	TOTAL INVESTMENTS - 122.7% (Cost $103,353,599)	$103,719,490
	LIABILITIES IN EXCESS OF OTHER ASSETS - (22.7)%	(19,197,031)
	NET ASSETS - 100.0%	$84,522,459

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of October 31, 2021 was $19,182,014.

(c)	Security was purchased with cash received as collateral for securities on loan at October 31, 2021. Total collateral had a value of $19,578,908 at October 31, 2021.

(d)	Rate disclosed is the seven day effective yield as of October 31, 2021.

See accompanying notes to financial statements.

MAIN ETFS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2021

	Main Sector		Main Thematic
	Rotation ETF		Innovation ETF
ASSETS
Investment securities:
At cost	$920,122,195		$103,353,599
At value	$1,224,991,747	*	$103,719,490	*
Cash and cash equivalents	10,920,305		401,166
Cash held for collateral at broker for options	8,260,413		—
Cash held for collateral at custodian	2,518,320		—
Receivable for fund shares sold	17,293,563		6,155,947
Prepaid expenses and other assets	10,348		2,149
TOTAL ASSETS	1,263,994,696		110,278,752

LIABILITIES
Securities lending collateral payable	226,243,051		19,578,908
Payable for securities purchased	16,927,944		6,128,174
Investment advisory fees payable	412,525		40,771
Payable to related parties	39,566		2,798
Other accrued expenses and other liabilities	82,668		5,642
TOTAL LIABILITIES	243,705,754		25,756,293
NET ASSETS	$1,020,288,942		$84,522,459

NET ASSETS CONSIST OF:
Paid in capital	$728,554,071		$88,663,329
Distributable earnings (losses)	291,734,871		(4,140,870)
NET ASSETS	$1,020,288,942		$84,522,459

NET ASSET VALUE PER SHARE:
Net Assets	$1,020,288,942		$84,522,459
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	23,600,000		3,570,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$43.23		$23.68

*	Includes fair value of securities on loan $224,576,589 and $19,182,014 for Main Sector Rotation ETF and Main Thematic Innovation ETF, respectively.

See accompanying notes to financial statements.

MAIN ETFS
STATEMENTS OF OPERATIONS

	Main Sector Rotation ETF	Main Sector Rotation ETF	Main Thematic Innovation ETF	Main Thematic Innovation ETF
	For the Period* Ended	For the Year Ended	For the Period* Ended	For the Period Ended
	October 31, 2021	May 31, 2021	October 31, 2021	May 31, 2021 (a)
INVESTMENT INCOME
Dividends	$5,391,205	$8,040,671	$90,148	$21,821
Interest	218	1,222	17	—
Securities lending income	313,593	393,341	184,460	832
TOTAL INVESTMENT INCOME	5,705,016	8,435,234	274,625	22,653

EXPENSES
Investment advisory fees	1,964,104	3,301,367	199,433	111,180
Administrative services fees	161,830	318,088	23,169	3,177
Custodian fees	30,041	63,471	1,000	1,343
Professional fees	20,831	37,191	20,382	11,684
Compliance officer fees	16,024	30,922	5,679	2,843
Transfer agent fees	7,812	18,444	1,576	1,475
Trustees fees and expenses	6,489	24,958	2,486	3,184
Printing and postage expenses	6,170	31,919	854	10,543
Insurance expense	6,041	29,954	961	—
Interest expense	—	381	—	—
Other expenses	11,173	17,444	12,075	2,448
TOTAL EXPENSES	2,230,515	3,874,139	267,615	147,877

NET INVESTMENT INCOME (LOSS)	3,474,501	4,561,095	7,010	(125,224)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS WRITTEN
Net realized gain (loss) on:
Investments	—	45,829,883	658,332	(5,165,093)
Options written	(1,298,927)	8,003,911	—	—
Net realized gain on in-kind redemptions	3,905,208	20,186,501	25,876	—
Net change in unrealized appreciation (depreciation) on:
Investments	60,128,208	170,468,584	1,409,120	(1,043,229)
Options written	—	2,288,179	—	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS WRITTEN	62,734,489	246,777,058	2,093,328	(6,208,322)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,208,990	$251,338,153	$2,100,338	$(6,333,546)

*	For the period June 1, 2021 to October 31, 2021.

(a)	The Main Thematic Innovation ETF commenced operations on January 28, 2021.

See accompanying notes to financial statements.

MAIN SECTOR ROTATION ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period* Ended	Year Ended	Year Ended
	October 31, 2021	May 31, 2021	May 31, 2020
FROM OPERATIONS:
Net investment income	$3,474,501	$4,561,095	$6,749,721
Net realized gain (loss) from investments, options written and in-kind redemptions	2,606,281	74,020,295	(51,897,566)
Net change in unrealized appreciation on investments and options written	60,128,208	172,756,763	60,007,987
Net increase in net assets resulting from operations	66,208,990	251,338,153	14,860,142

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions paid	(2,527,860)	(7,204,110)	(6,830,425)
Decrease in net assets resulting from distributions to shareholders	(2,527,860)	(7,204,110)	(6,830,425)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	95,842,687	161,886,162	133,782,652
Payments for shares redeemed	(10,331,619)	(69,988,493)	(49,381,238)
Net increase in net assets resulting from shares of beneficial interest	85,511,068	91,897,669	84,401,414

TOTAL INCREASE IN NET ASSETS	149,192,198	336,031,712	92,431,131

NET ASSETS
Beginning of Period	871,096,744	535,065,032	442,633,901
End of Period	$1,020,288,942	$871,096,744	$535,065,032

SHARE ACTIVITY
Shares sold	2,300,000	4,450,000	4,750,000
Shares redeemed	(250,000)	(2,200,000)	(1,850,000)
Net increase in shares of beneficial interest outstanding	2,050,000	2,250,000	2,900,000

*	For the period June 1, 2021 to October 31, 2021.

See accompanying notes to financial statements.

MAIN THEMATIC INNOVATION ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Period* Ended	Period Ended
	October 31, 2021	May 31, 2021 (a)
FROM OPERATIONS:
Net investment income (loss)	$7,010	$(125,224)
Net realized gain (loss) from investments and in-kind redemptions	684,208	(5,165,093)
Net change in unrealized appreciation (depreciation) on investments	1,409,120	(1,043,229)
Net increase (decrease) in net assets resulting from operations	2,100,338	(6,333,546)

DISTRIBUTIONS TO SHAREHOLDERS:
Return of capital	(62,930)	—
Net decrease in net assets resulting from distributions to shareholders	(62,930)	—

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	13,794,281	75,252,037
Payments for shares redeemed	(227,721)	—
Net increase in net assets resulting from shares of beneficial interest	13,566,560	75,252,037

TOTAL INCREASE IN NET ASSETS	15,603,968	68,918,491

NET ASSETS
Beginning of Period	68,918,491	—
End of Period	$84,522,459	$68,918,491

SHARE ACTIVITY
Shares sold	590,000	2,990,000
Shares Redeemed	(10,000)	—
Net increase in shares of beneficial interest outstanding	580,000	2,990,000

*	For the period June 1, 2021 to October 31, 2021.

(a)	The Main Thematic Innovation ETF commenced operations on January 28, 2021.

See accompanying notes to financial statements.

MAIN SECTOR ROTATION ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the		For the	For the	For the	For the
	Period* Ended		Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2021		May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$40.42		$27.72	$26.99	$28.21	$25.00
Income from investment operations:
Net investment income (2)	0.15		0.24	0.38	0.27	0.12
Net realized and unrealized gain (loss) on investments	2.77		12.83	0.74	(1.05)	3.25
Total from investment operations	2.92		13.07	1.12	(0.78)	3.37
Less distributions from:
Net investment income	(0.11)		(0.37)	(0.39)	(0.20)	(0.16)
Net realized gains	—		—	—	(0.24)	—
Total distributions	(0.11)		(0.37)	(0.39)	(0.44)	(0.16)
Net asset value, end of period	$43.23		$40.42	$27.72	$26.99	$28.21
Market price, end of period ^	$43.20		$40.46	$27.73	$26.98	$28.30
Total return (3)	7.25	% (4)	47.61%	4.28%	(2.68)%	13.52	% (4)
Net assets, at end of period (000s)	$1,020,289		$871,097	$535,065	$442,634	$328,621
Ratio of expenses to average net assets (6)	0.57	% (5)	0.59%	0.60%	0.61%	0.61	% (5)
Ratio of net investment income to average net assets (7)	0.88	% (5)	0.69%	1.32%	1.00%	0.58	% (5)
Portfolio Turnover Rate (8)	0	% (4)	27%	76%	61%	12	% (4)

(1)	The Main Sector Rotation ETF commenced operations on September 5, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 7)

^	Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

*	For the period June 1, 2021 to October 31, 2021.

See accompanying notes to financial statements.

MAIN THEMATIC INNOVATION ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the	For the
	Period* Ended	Period Ended
	October 31, 2021	May 31, 2021 (1)

Net asset value, beginning of period	$23.05	$25.00
Income from investment operations:
Net investment gain (loss) (2)	0.00 (3)	(0.06)
Net realized and unrealized gain (loss) on investments	0.65	(1.89)
Total from investment operations	0.65	(1.95)
Less distributions from:
Return of capital	(0.02)	—
Total distributions	(0.02)	—
Net asset value, end of period	$23.68	$23.05
Market price, end of period ^	$23.65	$23.04
Total return (4,5)	2.82%	(7.80)%
Net assets, at end of period (000s)	$84,522	$68,918
Ratio of expenses to average net assets (6,7)	0.87%	0.86%
Ratio of net investment income (loss) to average net assets (6,8)	0.02%	(0.72)%
Portfolio Turnover Rate (5,9)	34%	60%

(1)	The Main Thematic Innovation ETF commenced operations on January 28, 2021.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents amount less than 0.005.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 7)

^	Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

*	For the period June 1, 2021 to October 31, 2021.

See accompanying notes to financial statements.

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS
October 31, 2021

1.	ORGANIZATION

The Main Sector Rotation ETF and the Main Thematic Innovation ETF (the “Funds”) are each a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Main Sector Rotation ETF commenced operations on September 5, 2017. The Main Thematic Innovation ETF commenced operations on January 28, 2021. At a meeting of the Audit Committee of the Board of Trustees (the “Board”) held on July 19, 2021, the fiscal year of each Fund was moved to October 31.

The Funds’ investment objectives are as follows:

Main Sector Rotation ETF – seeks to outperform the S&P 500 Total Return Index in rising markets while limiting losses during periods of decline.

Main Thematic Innovation ETF – seeks to outperform the MSCI ACWI Index in rising markets while limiting losses during periods of decline.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are- valued at net asset value, including the short-term investment currently held. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers,- and general market conditions or market quotations from a major market maker in the securities. Short term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Valuation of Underlying Investment Companies – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective net asset values as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the lasted reported sales price or official closing price. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2021 for the Funds’ investments measured at fair value:

Main Sector Rotation ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$998,748,696	$—	$—	$998,748,696
Collateral For Securities Loaned	226,243,051	—	—	226,243,051
Total	$1,224,991,747	$—	$—	$1,224,991,747

Main Thematic Innovation ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$82,501,952	$—	$—	$82,501,952
Collateral For Securities Loaned	19,578,908	—	—	19,578,908
Closed End Fund	1,638,630	—	—	1,638,630
Total	$103,719,490	$—	$—	$103,719,490

The Funds did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

Option Transactions – When a Fund writes a call option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked -to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Derivatives Risk – The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including options, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Funds. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Funds’ potential for gain or loss and, therefore, amplify the effects of market volatility on the Funds’ share price.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Funds will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Funds may experience lower returns if the value of the reference index or security rises above the strike price.

Index Call Option Risk: Because the exercise of index options is settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Funds bears a risk that the value of the securities held by the Funds will vary from the value of the index and relative to the written index call option positions. Accordingly, the Funds may incur losses on the index call options that it has sold that exceed gains on other securities in its portfolio. The value of index options written by the Funds, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

As the writer of an index call option, the Funds forego, during the option’s life, the opportunity to profit from increases in the market value of the index underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the index underlying the call option decline. The purchaser of the index call option has the right to any appreciation in the value of the underlying index over the exercise price upon the exercise of the call option or the expiration date.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income and

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ tax returns filed for open years or expected to be taken in the Funds’ October 31, 2021 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statements of Operations. For the period ended October 31, 2021, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution and include demand deposits and short-term, liquid investments with an original maturity of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Securities Lending Risk – The Funds may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Funds may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Funds (see additional information at Note 8).

Cryptocurrency Risk – Cryptocurrency, often referred to as “virtual currency” or “digital currency,” operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. The Main Thematic Innovation ETF from time to time may have exposure to cryptocurrencies, i.e. Grayscale Bitcoin. Cryptocurrencies operate without central authority or banks and is not backed by any government. Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Currently, there is relatively small use of cryptocurrencies in the retail and commercial marketplace in comparison to the relatively large use of cryptocurrencies by speculators, thus contributing to price volatility that could adversely affect the Main Thematic Innovation ETF’s investment in cryptocurrency funds. Cryptocurrencies transactions are irrevocable and stolen or incorrectly transferred cryptocurrency tokens may be irretrievable. As a result, any incorrectly executed cryptocurrency transactions could adversely affect the value of the Fund’s investment in cryptocurrency funds.

3.	INVESTMENT TRANSACTIONS

For the period ended October 31, 2021, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to the following:

	Purchases	Sales
Main Sector Rotation ETF	$2,004,057	$—
Main Thematic Innovation ETF	26,017,025	24,833,521

For the period ended October 31, 2021, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to the following:

	Purchases	Sales
Main Sector Rotation ETF	$91,813,569	$10,115,596
Main Thematic Innovation ETF	13,657,254	226,684

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Main Management ETF Advisors, LLC serves as the investment adviser (the “Adviser”) to the Funds’. Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Funds, manages the Funds’ portfolios, and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65% of the average daily net assets of the Main Sector Rotation ETF and Main Thematic Innovation ETF, respectively.

For the period ended October 31, 2021, the advisory fees incurred by each of the Funds were as follows:

Advisory Fee
Main Sector Rotation ETF	$1,964,104
Main Thematic Innovation ETF	199,433

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least July 31, 2031, to insure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 0.65% and 0.99% of the average daily net assets of the Main Sector Rotation ETF and Main Thematic Innovation ETF, respectively. These fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Funds in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser. During the period ended October 31, 2021, the Adviser did not waive any fees or reimburse expenses pursuant to this agreement. As of October 31, 2021, there are no previously waived advisory fees subject to recapture.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan as amended (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Fund shares. Under the Plan, the Funds may pay 0.25% per year of the average daily net assets of each Fund’s shares for such distribution and shareholder service activities. As of October 31, 2021, the Plan has not been activated. For the period ended October 31, 2021, the Funds did not incur any distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares and is an affiliate of Ultimus Fund Solutions, LLC.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – An affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration and fund accounting services to the Funds as shown in the Statements of Operations. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds which are included in the compliance officer fees in the Statements of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds which are included in the printing and postage expenses in the Statements of Operations.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Main Sector Rotation ETF	$920,131,710	$304,860,037	$—	$304,860,037
Main Thematic Innovation ETF	$103,353,599	$5,199,952	$(4,834,061)	$365,891

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Funds’ distributions for the periods ended October 31, 2021, May 31, 2021 and May 31, 2020 was as follows:

	For the period ended October 31, 2021:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Main Sector Rotation ETF	$2,527,860	$—	$—	$2,527,860
Main Thematic Innovation Rotation ETF	—	—	62,930	62,930

	For the period ended May 31, 2021:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Main Sector Rotation ETF	$7,204,110	$—	$—	$7,204,110
Main Thematic Innovation Rotation ETF	—	—	—	—

	For the period ended May 31, 2020:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Main Sector Rotation ETF	$6,830,425	$—	$—	$6,830,425
Main Thematic Innovation Rotation ETF	—	—	—	—

As of October 31, 2021, the components of distributable earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Main Sector Rotation ETF	$1,260,482	$—	$—	$(13,565,011)	$(820,637)	304,860,037	$291,734,871
Main Thematic Innovation Rotation ETF	—	—	—	(4,506,761)	—	365,891	(4,140,870)

The difference between book basis and tax basis accumulated net investment income, unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales and tax deferral of losses on straddles.

At October 31, 2021, the Funds had a capital loss carry forwards “CLCF” for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
		Long-		CLCF
Portfolio	Short-Term	Term	Total	Utilized
Main Sector Rotation ETF	$13,565,011	$—	$13,565,011	$—
Main Thematic Innovation Rotation ETF	4,506,761	—	4,506,761	—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gains (losses) on in-kind redemptions, resulted in reclassification for the year ended October 31, 2021 as follows:

	Paid
	In	Distributable
Portfolio	Capital	Earnings (Losses)
Main Sector Rotation ETF	$3,891,179	$(3,891,179)
Main Thematic Innovation Rotation ETF	(84,368)	84,368

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

7.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Funds at net asset value only in large blocks known as “Creation Units.” Shares are created and redeemed by the Main Sector Rotation ETF only in Creation Unit size aggregations of 50,000 shares. Shares are created and redeemed by the Main Thematic Innovation ETF only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per share of the Funds on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Funds may impose transaction fees on purchases and redemptions of Funds shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Funds and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Funds are disclosed in the Statements of Changes in Net Assets.

For the period ended October 31, 2021, the fixed and variable fees were as follows:

	Fixed Fees	Variable Fees
Main Sector Rotation ETF	$7,600	$4,097
Main Thematic Innovation ETF	$3,800	$—

The Transaction Fees for the Funds are listed in the table below:

Fixed Fee	Variable Charge
$200	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

8.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with Brown Brothers Harriman (“BBH”), each Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the value of any loaned securities at the time of the loan. Each Fund receives compensation in the form of fees. The amount of fees depends on a number of factors including the type of security and length of the loan. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is held by the custodian in accordance with the custody agreement. Each Fund could experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

The following table breaks out the Funds’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of October 31, 2021:

		Overnight and	Up to		Greater than
	Collateral	Continuous	30 Days	30-90 days	90 days	Total
Main Sector Rotation ETF	Fidelity Money Market Government Portfolio	$226,243,051	$—	$—	$—	$226,243,051
Main Thematic Innovation ETF	Fidelity Money Market Government Portfolio	19,578,908	—	—	—	19,578,908

At October 31, 2021, each Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Fidelity Money Market Government Portfolio as shown in each Fund’s Schedule of Investments. The Funds receive compensation relating to the lending of the Funds’ securities as reflected in the Statements of Operations. The fair value of the securities loaned for the Funds totaled $224,576,589 and $19,182,014 for the Main Sector Rotation ETF and Main Thematic Innovation ETF, respectively, at October 31, 2021. The securities loaned are noted in each Fund’s Schedule of Investments. The fair value of the “Securities Lending Collateral” in each Fund’s Schedule of Investments includes only cash collateral received and reinvested that totaled $226,243,051 and $19,578,908 for the Main Sector Rotation ETF and the Main Thematic Innovation ETF, respectively, at October 31, 2021. These amounts are offset by a liability recorded as “Securities lending collateral payable upon return” as shown in the Statements of Assets and Liabilities.

9.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Main Sector Rotation ETF’s Statement of Operations for the periods ended May 31, 2021 and October 31, 2021.

For the Year Ended May 31, 2021
Net
	Net	Change in Unrealized
	Realized Gain	Appreciation
Contract Type/Primary Risk Exposure	on Options Written	on Options Written
Equity Contract/Equity Price Risk	$8,003,911	$2,288,179

For the Year Ended October 31, 2021
Net
	Net	Change in Unrealized
	Realized Loss	Appreciation
Contract Type/Primary Risk Exposure	on Options Written	on Options Written
Equity Contract/Equity Price Risk	$(1,298,927)	$—

As of the period ended October 31, 2021, the Main Sector Rotation ETF did not invest in any options written. The amounts of realized and change in unrealized gains and losses on derivative instruments during the period ended October 31, 2021 as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Fund. As of October 31, 2021, there was $8,260,413 in cash held for collateral at the broker for options as shown in the Statement of Assets and Liabilities. As of October 31, 2021, there were securities held as collateral for options with a total fair value of $124,795,350.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives.

MAIN ETFS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f -4 may require changes in how a fund uses derivatives, adversely affect the Funds’ performance and increase costs related to the Funds’ use of derivatives.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. On December 22, 2021 the Main Sector Rotation ETF and Main Thematic Innovation ETF made an income distribution of $0.0570 and $0.0207 per share, respectively. Management has determined that no other events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Main Sector Rotation ETF and Main Thematic Innovation ETF and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Main Sector Rotation ETF and Main Thematic Innovation ETF (the “Funds”), each a series of Northern Lights Fund Trust IV, as of October 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Main Sector Rotation ETF	For the period ended October 31, 2021 and the year ended May 31, 2021	For the period ended October 31, 2021 and the years ended May 31, 2021 and 2020	For the period ended October 31, 2021, the years ended May 31, 2021, 2020, and 2019, and for the period from September 5, 2017 (commencement of operations) through May 31, 2018
Main Thematic Innovation ETF	For the period ended October 31, 2021 and for the period from January 28, 2021 (commencement of operations) through May 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

December 29, 2021

MAIN ETFS
EXPENSE EXAMPLE (Unaudited)
October 31, 2021

ETFs have operating expenses. As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. A shareholder may incur brokerage commissions on their purchase and sales of Fund shares, which are not reflected in the examples below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending	Annualized
	Beginning	Account	Expense	Expenses Paid
	Account Value	Value	Ratio	During Period
Actual*	5/1/21	10/31/21		5/1/21-10/31/21*
Main Sector Rotation ETF	$1,000.00	$1,091.40	0.57%	$3.00
Main Thematic Innovation ETF	$1,000.00	$996.20	0.87%	$2.90
Hypothetical**
(5% return before expenses)	5/1/21	10/31/21		5/1/21-10/31/21*

Main Sector Rotation ETF	$1,000.00	$1,022.33	0.57%	$2.90
Main Thematic Innovation ETF	$1,000.00	$1,020.82	0.87%	$4.43

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	The hypothetical example assumes that the Funds were in operation for the full six months ended October 31, 2021.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.mainmgtetfs.com.

MAIN ETFs
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and their cash holdings and access to other funding sources.

During the period ended October 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

MAIN ETFs
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2021

Approval of the Investment Advisory Agreement – Main Management ETF Advisors, LLC (“MMEA”)

In connection with the meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”) held on January 20-21, 2021 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “MMEA Advisory Agreement”) between MMEA and the Trust, with respect to Main Thematic Innovation ETF (“Main TI”). In considering the approval of the MMEA Advisory Agreement, the Trustees received materials specifically relating to the MMEA Advisory Agreement.

The Trustees reviewed and discussed the materials about the proposed MMEA Advisory Agreement that were provided in advance of the Meeting and deliberated on the approval of the MMEA Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the MMEA Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the MMEA Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees acknowledged that the personnel who will manage Main TI have accrued extensive experience implementing strategies similar to that of Main TI through their involvement in managing the separately managed accounts of the parent company, Main Management, LLC. The Trustees noted that investment decisions will be made based on internal and external research and agreed upon by MMEA’s investment committee. The Trustees also noted the portfolio management team’s experience with trading ETFs and with the use of option strategies. The Trustees acknowledged that MMEA currently provides a high level of service as adviser to another ETF in the Trust. They reviewed MMEA’s broker-dealer selection criteria noting its detail and periodic post-trade review in addition to pre-trade review and selection. After further discussion, the Trustees concluded that MMEA has the ability to provide a level of service consistent with the Trustees’ expectations.

Performance. The Trustees noted that Main TI was new and therefore did not have any prior performance to provide. The Trustees instead reviewed performance information for a separately managed accounts composite, which is managed pursuant to an investment strategy substantially similar to that of Main TI and noted that Main TI will be managed by the same portfolio management team. The Trustees noted that the separately managed accounts composite outperformed the benchmark for the reviewed period. The Trustees acknowledged that the generally strong performance reported for the separately managed account composite is indicative of the performance had assets been invested under the Main TI investment strategy for the same periods. However, the Trustees recognized the separately managed accounts are not under the same various regulatory constraints as an ETF.

Fees and Expenses. The Trustees discussed the reports prepared by Broadridge and reviewed the proposed advisory fee and net operating expenses of Main TI as compared to its Broadridge selected peer group and Morningstar category. The Trustees noted that MMEA proposed to charge an advisory fee of 0.65% of average net daily assets. They further noted that the advisory fee is lower than the 0.70% average fee charged by funds in the Broadridge selected peer group, and higher than the 0.60% average advisory fee for Main TI’s Morningstar category. The Trustees considered the net expense ratio and noted that at 0. 85%, the net expense ratio was higher than the peer group average of 0.71% but below the high of 0.99% of its Morningstar category. The Trustees further noted that this expense ratio was the result of an expense limitation put in place by MMEA of 0.99% of Main TI’s average net assets. After further discussion, the Trustees concluded that the proposed advisory fee was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis provided by MMEA and noted that MMEA expects to realize a modest gain in connection with its relationship with Main TI during the first 12 months

MAIN ETFs
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2021

of operation. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from MMEA’s relationship with Main TI is not an issue at this time.

Economies of Scale. The Trustees considered whether MMEA would realize economies of scale during the initial period of the MMEA Advisory Agreement. They noted that the proposed fee schedule does not currently provide breakpoints, but that MMEA indicated it is amenable to the discussion of adding breakpoints as Main TI’s assets experience significant growth. The Trustees concluded that absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from MMEA as the Trustees believed to be reasonably necessary to evaluate the terms of the MMEA Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the MMEA Advisory Agreement was in the best interests of Main TI and its future shareholders.

MAIN ETFS
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2021

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees ***

Name and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

10/31/21 – NLFT IV_v1

MAIN ETFS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2021

Officers

Name and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Ultimus Fund Solutions, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of October 31, 2021, the Trust was comprised of 27 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-383-9778.

10/31/21 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

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PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-866-383-9778 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-383-9778.

ADVISER
Main Management ETF Advisors, LLC
601 California Street, Suite 620
San Francisco, California 94108

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

MAINETF-AR103121

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees	5/31/2020	5/31/2021	10/31/2021
	Main Sector Rotation ETF	$13,750	$13,750	$13,750
	Main Thematic Innovation ETF	N/A	$10,350	$13,750

(b)	Audit-Related Fees	5/31/2020	5/31/2021	10/31/2021
	Main Sector Rotation ETF	None	None	None
	Main Thematic Innovation ETF	N/A	None	None

(c)	Tax Fees	5/31/2020	5/31/2021	10/31/2021
	Main Sector Rotation ETF	$3,000	$3,000	$3,000
	Main Thematic Innovation ETF	N/A	$3,000	$3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees	5/31/2020	5/31/2021	10/31/2021
Main Sector Rotation ETF	None	None	None
Main Thematic Innovation ETF	N/A	None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Main Sector Rotation ETF

	5/31/2020	5/31/2021	10/31/2021
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Main Thematic Innovation ETF

	5/31/2020	5/31/2021	10/31/2021
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	5/31/2020	5/31/2021	10/31/2021
Main Sector Rotation ETF	$3,000	$3,000	$3,000
Main Thematic Innovation ETF	N/A	$3,000	$3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Joseph Breslin, Thomas Sarkany, and Charles Ranson.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 1/5/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 1/5/22

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 1/5/22